EXHIBIT 32

    Certification of the Chief Executive Officer and Chief Financial Officer
                      Pursuant to 18 U.S.C. Section 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Georgetown Bancorp, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert E. Balletto, President and Chief Executive Officer of the Company, and I, Joseph W. Kennedy, Senior Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002 and in connection with this quarterly report on Form 10-QSB, that we have reviewed the Form 10-QSB and that to the best of our knowledge:

        1. The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the Company's financial condition and results of operations as of the date and for the periods covered by the Report.


Date: February 14, 2005                   /s/ Robert E. Balletto
                                          -----------------------------------
                                          Robert E. Balletto
                                          President and Chief Executive Officer
                                          (Chief Executive Officer)


                                          /s/   Joseph W. Kennedy
                                          -----------------------------------
                                          Joseph W. Kennedy
                                          Senior Vice President, Treasurer and
                                          Chief Financial Officer
                                          (Principal Accounting and Financial
                                          Officer)